UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 18, 2003

Beyond.com Corporation

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

0-24457	94-3212136
(Commission File Number)	(I.R.S. employer identification No.)

2700 Mission College Blvd., Ste. 140-R,
Santa Clara, California 95054
(Address of principal executive offices)

(408) 727-8446
(Registrant’s telephone number, including area code)

Item 5.       Other Events.

     On June 18, 2003, Beyond.com Corporation, a Delaware corporation (the “Company”) filed the Summary of Financial Status for the month ended May 31, 2003 with the U.S. Bankruptcy Court for the Northern District of California, San Jose Division, in connection with the voluntary petition for reorganization under Chapter 11 of the United States Bankruptcy Code that was filed by the Company on January 24, 2002.

Item 7.      Financial Statements, Pro Forma Financial Information and Exhibits.

     (c)       Exhibits.

                 99.1     Summary of Financial Status for the Month Ended May 31, 2003.

SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BEYOND.COM CORPORATION

By:	/s/ John Barratt John Barratt Chief Operating Officer

Dated: July 15, 2003

EXHIBIT INDEX

Exhibit
Number	Description

99.1	Summary of Financial Status for the Month Ended May 31, 2003